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                      SECURITIES AND EXCHANGE COMMISSION
                            WASHINGTON, D.C. 20549



                        ------------------------------


                                    FORM 8-K

                                 CURRENT REPORT
                        PURSUANT TO SECTION 13 OR 15(d)
                     OF THE SECURITIES EXCHANGE ACT OF 1934


      DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED):  JANUARY 27, 1998


                        ------------------------------



                            STORM TECHNOLOGY, INC.
               (Exact name of registrant as specified in its charter)


               DELAWARE                   0-21449            77-0239305
(State or other jurisdiction of  (Commission File Number) (I.R.S. Employer)
 incorporation or organization)                            Identification No.)



        1395 CHARLESTON ROAD                            94043
      MOUNTAIN VIEW, CALIFORNIA
(Address of principal executive offices)              (Zip Code)




      Registrant's telephone number, including area code:  (650) 691-6600
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     ITEM 5.   OTHER EVENTS.

     On January 27, 1998, Storm Technology, Inc. announced its operating results for the quarter and year ended December 31, 1997, which include significant charges associated with Storm's December 18, 1997 acquisition of certain assets from Logitech, Inc. and certain Logitech, Inc. affiliates. The Press Release announcing such results is incorporated herein by exhibit.

     ITEM 7.   EXHIBITS.

     (a)  The following exhibit is attached hereto and filed herewith:

          99.3 Press Release dated January 27, 1998 announcing Storm Technology, Inc.'s earnings for the quarter ended December 31, 1997.


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                                  SIGNATURES

          Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                    STORM TECHNOLOGY, INC.



     Date:  January 30, 1998        By:   /s/   Rick McConnell
                                         --------------------------------
                                         Rick McConnell,
                                         Chief Financial Officer and Assistant
                                         Secretary

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                               INDEX TO EXHIBITS



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                                                                                                    Seqntially
                                                                                                    Numbered
Exhibit       Document                                                                              Page
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
99.3          Press Release dated January 27, 1998 announcing Storm Technology, Inc.'s earnings for the quarter ended December 31, 1997.
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